               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2005

                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-04                           32-6022141
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On March 15, 2005, the  Registrant  made  available  the
           Monthly Servicer Certificate for the Period of February 2005
           for the NAVISTAR FINANCIAL 2003-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  March 28, 2005                     By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #22, dated March 15, 2005

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                                 EXHIBIT 20

                 Navistar Financial 2003 - A Owner Trust
                       For the Month of February 2005
                    Distribution Date of March 15, 2005
                       Servicer Certificate  #22

Original Pool Amount                                         $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                 $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                          $0.00
Subsequent Receivables (transferred xx/xx/xx)                          $0.00
Beginning Pool Balance                                       $215,966,477.90
Beginning Pool Factor                                              0.4319336

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)         $8,097,260.33
    Interest Collected                                         $1,309,900.85
    Mandatory Prepayments                                              $0.00
Additional Deposits:

    Repurchase Amounts                                                 $0.00

    Liquidation Proceeds / Recoveries                            $303,312.74
Total Additional Deposits                                        $303,312.74

Repos / Chargeoffs                                               $574,474.42
Aggregate Number of Notes Charged Off                                    157

Total Available Funds                                          $9,710,473.92

Ending Pool Balance                                          $207,294,743.15
Ending Pool Factor                                                 0.4145901

Servicing Fee                                                    $179,972.06
    memo: Servicer will allocate $1,500.00 of
          Servicing Fee as Administration Fee
Repayment of Servicer Advances                                         $0.00
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Memo Item - Reserve Account:
Prior Month Balance                                           $11,878,156.28
Invest. Income                                                    $20,913.24
Excess Service                                                   $488,712.16
Transfer (to) Collections Acct                                         $0.00
                                                            -----------------
Beginning Balance                                             $12,387,781.68
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Reserve Account:
    Beginning Balance  (see Memo Item)                        $12,387,781.68
    Target Percentage                                                   5.50%
    Target Balance                                            $11,401,210.87
    Specified Yield Supplement Amount                                  $0.00
    Specified Yield Supplement Amount                                  $0.00
    Specified Reserve Account Balance                         $11,401,210.87
    Minimum Balance                                            $9,999,985.97
    (Release) / Deposit                                         ($986,570.81)
                                                         ---------------------
    Ending Balance                                            $11,401,210.87
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Current Weighted Average APR:                                         7.067%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                      34.10
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Delinquencies                                                        Dollars    Notes
    Installmen1s- 30 days                                       1,211,752.50    1,351
              31 - 60 days                                        222,648.46      247
              60+  days                                           114,133.16       93

       Total:                                                   1,548,534.12    1,363
    Balances: 60+  days                                         1,280,938.87       93

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Navistar Financial 2003 - A Owner Trust
For the Month of February 2005
                                                                              NOTES
                                          TOTAL        CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
                                     $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                                 0.00%           0.00%          96.25%           0.00%          3.75%

   Coupon                                                    1.2500%         1.3100%         1.7300%         2.2400%        3.0800%

Beginning Pool Balance               $215,966,477.90
Ending Pool Balance                  $207,294,743.15

Collected Principal                    $8,097,260.33
Collected Interest                     $1,309,900.85
Charge - Offs                            $574,474.42
Liquidation Proceeds / Recoveries        $303,312.74
Swap Payments to/(from)Trust                   $0.00
Servicing & Administration Fee           $179,972.06
Investment Earnings from Pre-Funding Acct.     $0.00
Cash Transfer from Negative Carry Acct.        $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $9,530,501.86

Beginning Balance                    $215,966,477.90          $0.00           $0.00  $96,430,234.97 $108,250,000.00 $11,286,242.93

Interest Due 2                           $370,054.95          $0.00           $0.00     $139,020.26     $202,066.67     $28,968.02
Interest Paid                            $370,054.95          $0.00           $0.00     $139,020.26     $202,066.67     $28,968.02
Principal Due                          $8,671,734.75          $0.00           $0.00   $8,346,544.70           $0.00    $325,190.05
Mandatory Prepayments Class A-1 only **        $0.00          $0.00
Principal Paid                         $8,671,734.75          $0.00           $0.00   $8,346,544.70           $0.00    $325,190.05

Ending Balance                       $207,294,743.15          $0.00           $0.00  $88,083,690.27 $108,250,000.00 $10,961,052.88
Note/Certificate Pool Factor)
   (Ending Balance/Original Pool Amt                         0.0000          0.0000          0.7795          1.0000         0.5846
Total Distributions                    $9,041,789.70          $0.00           $0.00   $8,485,564.96     $202,066.67    $354,158.07

Interest Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
   Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Excess Servicing
   (see Memo Item - Reserve Account)     $488,712.16

Beginning Reserve Acct Balance        $12,387,781.68
(Release) / Draw                        ($986,570.81)
Ending Reserve Acct Balance           $11,401,210.87

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1, Class A-2, A-3, A-4 and Class B Interest calculated on 10 days (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=================================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period      $167,770.06
   Total Outstanding Servicer Advances             $2,885,104.73
=================================================================

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Navistar Financial 2003 - A Owner Trust
For the Month of February 2005

Trigger Events:   A)  Loss Trigger
                  B)  Delinquency Trigger
                  C)  Noteholders Percent Trigger

                                        5                 4               3               2               1               0
                                     Sep-04            Oct-04           Nov-04         Dec-04          Jan-05          Feb-05
Remaining Gross Balance            $290,321,911.20   $279,464,108.75 $268,684,607.55 $257,413,226.46 $247,293,535.85 $239,099,969.27

A)   Loss Trigger:
Principal of Contracts Charged Off     $188,461.96       $972,918.65     $130,444.51      $86,489.42     $221,163.55     $574,474.42

Recoveries                             $343,966.22       $143,171.56     $129,128.81     $344,976.73     $437,714.97     $303,312.74

Total Charged Off (Mths 5, 4, 3)     $1,291,825.12
Total Recoveries (Mths 3, 2, 1)        $911,820.51
                                   ---------------
Net Loss/(Recoveries) for 3 Mos        $380,004.61 (a)

Total Balance (Mths 5, 4, 3)       $838,470,627.50 (b)

Loss Ratio Annualized[(a/b)*(12)]           0.5439%

Trigger:  Is Ratio > 1.5%                       No
                                                                                      Dec-04         Jan-05            Feb-05
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                 $1,363,423.60    $701,261.20    $1,280,938.87
     As % of Remaining Gross Balance                                                    0.52966%       0.28357%         0.53573%
     Three Month Average                                                                0.45724%       0.40774%         0.44966%

Trigger:  Is Average > 2.0%                     No

C)   Noteholders Percent Trigger:           2.2802%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                     No

Beginning Balance -
      Back-up Servicer Acct             $250,000.00
plus:    Monthly Interest Earned            $441.84
less:    Monthly Interest Earned
             returned to NFC               ($441.84)
less:    Activity for month                   $0.00
Ending Balance- Back-up Servicer Acct   $250,000.00

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